CDI CORP.
Committed to creating shareholder value through long-term
profitable growth
© 2007 CDI Corp - Proprietary information. Use or dissemination without prior consent is strictly prohibited
.
Exhibit 99

NYSE: CDI
CAUTION CONCERNING FORWARD-
LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. All statements that address expectations or projections about the future, including statements about our strategy for growth, expected expenditures and future financial results, are forward-looking statements. Some of the forward-looking statements can be identified by words like "anticipates," "believes,"
"expects," "may," "will," "could," “intends," "plans," "estimates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: changes in general economic conditions and levels of capital spending by customers in the industries that we serve; possible inaccurate assumptions or forecasts regarding the bill rate, profit margin and duration of assignment applicable to billable personnel (and regarding the utilization rate of billable personnel in our project business); competitive market pressures; the availability and cost of qualified labor; changes in customers' attitudes towards outsourcing; our level of success in attracting, training, and retaining qualified management personnel and other staff employees; the ability to pass on to customers increases in costs (such as those relating to workers’ compensation, unemployment insurance, medical insurance coverage or other costs which may arise from regulatory requirements); our performance on customer contracts; the possibility of incurring liability for our activities, including the activities of our temporary employees; adverse consequences arising out of the U.K. Office of Fair Trading investigation;
and government policies or judicial decisions adverse to the staffing industry. More detailed information about some of these risks and uncertainties may be found in our filings with the SEC, particularly in the "Risk Factors"
section of our Form 10-K's and the "Management's Discussion and Analysis of Financial Condition and Results
of Operations" section of our Form 10-K's and Form 10-Q's. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, whether as a result of new information, future events or otherwise.

NYSE: CDI
CDI AT A GLANCE
FOUR MAJOR BUSINESS UNITS
Management Management
Recruiters Recruiters
International International
$67.4MM* $67.4MM*
Todays Staffing Todays Staffing
$151.9MM* $151.9MM*
AndersElite AndersElite
$217.2MM* $217.2MM*
CDI CDI
Business Business
Solutions Solutions
$828.8MM* $828.8MM*
2006 Consolidated Revenue:  $1,265.3mm
2006 % Total Revenue
7.2% 7.2%
BS BS
52.4% 52.4%
Anders Anders
13.9% 13.9%
Anders Anders
17.2% 17.2%
12.0% 12.0%
2006 % Total Operating Profit
(pre-corporate allocation)
*2006 Full Year Revenue
BS BS
65.5% 65.5%
MRI
Todays
Todays
MRI MRI
26.5% 26.5%

NYSE: CDI
TODAYS STAFFING
+1.9%
$149.1 $151.9 Total Revenue (in millions)
2.3% 2.6% Permanent Placement
97.7% 97.4% Staffing Services
2006 vs.  2005
Full Year
Positioned as provider of high-quality candidates while
delivering competitively superior value
65 company-owned and franchised offices in the U.S. and
Canada
Temporary, permanent placement and managed staffing of
administrative, financial and legal professionals

NYSE: CDI
ANDERSELITE
+17.8%
$184.4 $217.2
Total Revenue (in millions)
10.1% 11.1% Permanent Placement
89.9% 88.9% Staffing Services
2006 vs.  2005
Full Year
Powerful candidate sourcing capability to deliver client value in all levels of permanent, temporary and contract recruitment of construction industry specialists
13 company-owned offices in the U.K, 2 in Australia
Focus is in U.K. and, to a lesser degree, Australia
Provides building and construction professionals for private and government-funded design and construction projects

NYSE: CDI
MANAGEMENT RECRUITERS INTERNATIONAL
4.8% 5.5%
Franchise Fees
+8.4%
$62.3 $67.5
Total Revenue (in millions)
48.3% 41.6% Permanent Placement & Royalties
46.9% 52.9% Staffing Services
2006 vs.  2005
Full Year
Provides comprehensive support and training services to
franchisees, who in turn, provide permanent placement services and temporary staffing services to their customers to find and place executive, technical, professional managerial and sales personnel
Approximately 800 MRINetwork
™
franchised offices in the United
States and 2 International Master Licenses in the UK & Japan
Global franchise network and specialty staffing firm; One of the world’s largest executive search and recruitment organizations

NYSE: CDI
CDI BUSINESS SOLUTIONS
37.6% 38.2% Project Outsourcing
+12.3%
$737.8 $828.8
Total Revenue (in millions)
0.6% 0.5% Permanent Placement
61.8% 61.3% Staffing Services
2006 vs.  2005
Full Year
Leverages speed, skill and scale to enable clients to achieve higher ROI utilizing skilled CDI professionals and superior
project management capabilities
61 offices in the U.S. as well 8 in Canada & Germany
Includes IT Services, Process & Industrial, Aerospace,
Government Services, and Life Sciences verticals
Offers single source engineering and IT outsourced
solutions, professional staffing and managed staffing services

NYSE: CDI
CDI BUSINESS SOLUTIONS:  KEY VERTICALS
Sample Services: Marine Design, Systems Development, Military
Aviation Support, IT Solutions
U.S. Government Agencies & U.S. Allies
CDI-Government Services – 7.0%*
Sample
Services:
Mechanical Design & Structural Analysis, Electronics,
Technical Publications, Logistics
Commercial & Military Aerospace, Satellite/Space Systems
CDI-Aerospace – 10.0%*
Sample Services: Engineering, Procurement, Construction
Management, Feasibility Studies & Process Consulting, Turnaround
Services
Chemicals, Oil, Gas, Refining, Telecom, Power Generation, Alternative
Energy
CDI-Process & Industrial – 44.7%*
*
2006 Business Solutions Revenue

NYSE: CDI
CDI BUSINESS SOLUTIONS:  KEY VERTICALS (CONT.)
Sample Services: IT Staffing, Outsourcing Solutions
Financial, Banking, Insurance, Travel, Automotive
CDI-IT Services – 36.9%*
Sample Services: Feasibility Studies, Site Selection, Facility Design,
Start Up Services, Validation, Pharmaceutical & Biotechnology Staffing
Pharmaceutical, Biotechnology
CDI-Life Sciences – 1.4%*
*
2006 Business Solutions Revenue

NYSE: CDI
A UNIQUE SINGLE-SOURCE PROVIDER
Permanent Placement
Engineering Staffing
Professional Staffing
IT Staffing
Temporary Staffing
Engineering Solutions
Regulatory Compliance
Validation
IT Solutions
Engineering Outsourcing
IT Outsourcing
Design & Drafting
Technical Manufacturing
Project Management
Construction
Management
Managed Staffing
SOURCE
SOURCE
TALENT
TALENT
ENGINEER
ENGINEER
SOLUTIONS
SOLUTIONS
MANAGE
MANAGE
SOLUTIONS
SOLUTIONS

ROA ADVANTAGE:
Client
Perm Placement/
Royalties
Engineering /
IT Outsourcing
Managed Staffing
IT Staffing
Technical Staffing
Admin Staffing
ROA ADVANTAGE:
CDI
Shareholders

11 NYSE: CDI VALUE CONTINUUM SERVICE OFFERING SERVICE OFFERING CDI VALUE CONTINUUM CDI VALUE CONTINUUM

NYSE: CDI
3-PHASE REPOSITIONING
Phase I (2002-2003):  Restructure
– Exit non-strategic business
– Cut costs
Phase II (2004):  Create Industry-Focused Organization
– CDI Business Solutions aligned in five industry verticals
– MRI shift to fully franchised organization
– Build strategies to move up customer value continuum

NYSE: CDI
3-PHASE REPOSITIONING (CONT.)
Phase III (2005-2006):  Create Profitable Growth
– Implement and execute strategic growth plan
– Revenue momentum vs. year-ago period
• Full year 2005: +8.5%
• Full year 2006 +11.6%
– Profit momentum
• Pre-tax earnings increased 65.8% vs. 2005
– Within a strong business environment characterized by:
• Solid GDP growth
• Solid demand for permanent and contingent hiring
• Robust capital spending patterns in key verticals

Asset Age Near Peak Levels

Accumulated Depreciation / Depreciation Expense
Yrs
S&P 500 ex-Financials
Avg. 6.6
6.7
7.1
7.2
6.9
5.7
7.5
7.0
6.5
6.0
5.5
5.0
4.5
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Source: Compustat, Morgan Stanley Research.

High Capacity Utilization Supports Capex Growth

Capacity utilization > 80%
Approaching capacity restraints
Nominal Investment Growth y/y, LA (proxy for capex)
Manufacturing Capacity Utilization % (RA)
80% Utilization Level
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
90%
85%
80%
75%
70%
65%
1Q70
1Q73
1Q76
1Q79
1Q82
1Q85
1Q88
1Q91
1Q94
1Q97
1Q00
1Q03
1Q06

Source: Bureau of Economic Analysis, Morgan Stanley Research.

14 NYSE: CDI Robust Capital Spending – A Critical CDI Growth Factor High Energy Costs +$60/bl 10 20 30 40 50 60 $70 Three CapEx Growth Drivers; Asset Age, Capacity Utilization and Cost of Energy

NYSE: CDI
Robust Capital Spending – A Critical
CDI Growth Factor
Revenue Driven by CapEx Cycle
Peer Companies in Capital Spending Environment
Fluor (FLR) Washington Group Int’l (WGII)
Jacobs (JEC) Foster Wheeler (FWLT)
Shaw Group (SGR)
•
Over 50% of total CDI revenue

NYSE: CDI
VALUE PROPOSITION
CDI’s customers leverage our skill, speed and scale to achieve a faster and higher return on capital investment.  CDI offers clients a single-source provider of best-of-breed engineering and IT solutions and professional staffing; freeing our
customers to focus on their core competencies, accelerate
change and drive profitable growth.

NYSE: CDI
STRATEGIC GROWTH PLAN
Reposition CDI to be a single-source provider of engineering and IT solutions and professional staffing – accelerating shift up the value continuum
– Beginning Q1 2007, CDI to report CDI Engineering Solutions (4 verticals) and
CDI IT Solutions to more clearly identify engineering and IT financial dynamics
Capture market share in key verticals by:
– Continuing to execute business solutions focusing on higher knowledge content and longer cycle areas
– Leveraging industry expertise in key verticals to provide skills across verticals
(i.e., apply Life Sciences skills to alternative energy projects)
– Developing strategic off-shoring capabilities
Expand permanent placement business, including MRI growth into new international markets with master franchise model
Build skill and scale to enhance core capabilities and expand company’s range of services

NYSE: CDI
STRATEGIC GROWTH PLAN (CONT.)
Leverage cash-generative business model and available debt capacity to support organic growth initiatives
Target to achieve pre-tax return on invested capital of 20%+ and redeploy any assets unable to meet target
Maintain financial discipline and lean headquarter operations to generate highly-leveraged variable contribution and, over time, seek to generate 5% operating profit margin
Derive at least 60% of revenues from higher-margin, longer cycle business
Maintain or establish a top five leadership position in targeted verticals

NYSE: CDI
INVESTMENT SUMMARY
A strong balance sheet and lean cost structure
Strength in client capital expenditure, strong pipeline of new wins and continued strength in hiring demand could produce full year 2007 organic revenue growth of 7 – 9% and 7 – 9% YOY growth in Q1 2007
Business model produces solid cash flow to enable organic growth and dividend payments
– Paid quarterly dividends totaling $0.40 per share – 2004
– Paid two special dividends of $2.00 per share – 2003 and 2004
– Paid quarterly dividend totaling $0.44 per share – 2005 and 2006

NYSE: CDI
INVESTMENT SUMMARY (CONT.)
Unique player in the Professional Services sector
– Less cyclical with more than 50% of revenues from higher-margin, longer-cycle engineering and IT business
– Only single-source provider of engineering and IT solutions and professional staffing
Long-term client relationships at senior levels in Fortune 500 companies
Poised to leverage highly favorable incremental margins as permanent placement marketplace continues to expand
Poised to leverage client increases in capital spending through business model which can create variable contribution margin in the low to mid teens

www.cdicorp.com * * * * * * * *